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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): May 28, 1998
                                                         ------------


                           PLATINUM technology, inc.
             -----------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-19058                   36-3509662
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.


1815 South Meyers Road, Oakbrook Terrace, Illinois             60181
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(Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code (630) 620-5000
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Item 2.   Acquisition of Assets.

(a) On May 28, 1998, PLATINUM technology, inc. (the "Company") acquired all of the outstanding shares of capital stock of Logic Works, Inc. ("Logic Works") from the stockholders of Logic Works in exchange for up to 7,466,259 shares of common stock, $.001 par value per share ("Common Stock"), of the Company, pursuant to an Agreement and Plan of Merger dated March 14, 1998 (the "Merger Agreement") by and among the Company, PT Acquisition Corporation II, a wholly-owned subsidiary of the Company, and Logic Works. In addition, pursuant to the Merger Agreement, the Company assumed stock options which converted into options to purchase up to 1,159,591 shares of the Company's Common Stock. Logic Works is a provider of client/server database design and business process modeling software.

     Other information required by this Item is included in the Company's Registration Statement on Form S-4 Registration Statement No. 333-50615 (the "S-4 Registration Statement"), and is omitted from this report pursuant to Instruction B.3 to Form 8-K.


Item 5.   Other Events.

     On May 28, 1998, the Registrant issued the press release attached hereto as
     Exhibit 99.1 announcing its acquisition of Logic Works, Inc. The information contained in this press release is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99.1      Press Release of Registrant dated May 28, 1998

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                              PLATINUM technology, inc.



Dated:  May 29, 1998          By:   /s/ LARRY S. FREEDMAN
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                                    Larry S. Freedman
                                    Senior Vice President and General Counsel

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                                 Exhibit Index
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  Exhibit #                                Item
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    99.1             Press Release of Registrant dated May 28, 1998